Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Paul N. Saleh, Executive Vice President and Chief Financial Officer of Computer Sciences Corporation (the "Company"), hereby certify that, to my knowledge:

(1)The Company’s Annual Report on Form 10-K for the fiscal year ended April 3, 2015, (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	June 8, 2015	/s/ Paul N. Saleh
Paul N. Saleh Executive Vice President and Chief Financial Officer

This certification should accompany the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.